Rule 497(e)
File Nos. 333-68114
811-10477

SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT
of
SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY

ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE
POLICY

SUPPLEMENT DATED AUGUST 6, 2021
TO THE PROSPECTUS DATED APRIL 30,
2010

Effective August 6, 2021, a new money market subaccount will be offered as an investment option with your Variable Policy, namely the Fidelity Government Money Market Portfolio. The Fidelity Government Money Market Portfolio is being added as an investment option because the current money market subaccount available under your Policy, T. Rowe Price Government Money Portfolio (formerly known as "T. Rowe Price Prime Reserve Portfolio"), is scheduled to be liquidated by T. Rowe Price on May 6, 2022 and will no longer be available as an investment option as of that date.

Any references to the term "money market subaccount" in your Policy or Prospectus will refer solely to the Fidelity Government Money Market Portfolio effective May 6, 2022.

This Supplement must be accompanied by or read in conjunction with your Variable
Policy and the most recent Prospectus, dated April 30, 2010. This Supplement should be retained for future reference.